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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 16, 2000
                                                 -------------------------------

                              MOORE PRODUCTS CO.
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            (Exact name of registrant as specified in its charter)

        Pennsylvania                      0-545                 23-1427830
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  (State or other jurisdiction         (Commission             (IRS Employer
          of incorporation)            File Number)         Identification No.)

           1201 Sumneytown Pike
             Spring House, PA                                     19477-0900
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (215) 646-7400
                                                    ----------------------------

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         (Former name or former address, if changed since last report)

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Item 5.   Other Events.

       On January 16, 2000, Moore Products Co., a Pennsylvania corporation ("Moore"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Siemens Energy & Automation, Inc., a Delaware corporation ("Parent"), and Malibu Acquisition Corp., a Pennsylvania corporation and wholly owned subsidiary of Parent ("Sub"). Parent and Sub are indirect subsidiaries of Siemens Aktiengesellschaft, a German corporation ("Siemens"). Pursuant to the Merger Agreement, Sub has commenced a tender offer to purchase, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 21, 2000, and the related Letter of Transmittal (which together constitute the "Offer") all of the issued and outstanding (i) shares of common stock, par value $1.00 per share, of Moore (the "Common Shares") for consideration of $54.71, net to the seller in cash, per Common Share (the "Common Share Price"), and (ii) shares of Series A preferred stock, par value $1.00 per share, of Moore (the "Preferred Shares" and, with the Common Shares, collectively the "Shares") for consideration of $21.88, net to the seller in cash, per Preferred Share (the "Preferred Share Price"). The Offer is disclosed in the Tender Offer Statement on Schedule 14D-1 (the "Schedule 14D-1") filed by Parent, Sub and Siemens with the Securities and Exchange Commission (the "Commission") on January 21, 2000. The recommendation of the Board of Directors of Moore with respect to the Offer is set forth in the Solicitation/Recommendation Statement on Schedule 14D-9 filed by Moore with the Commission on January 21, 2000.

       The Offer is conditioned upon, among other things, there being tendered (and not withdrawn) or otherwise acquired by Parent or any of its affiliates prior to the expiration date of the Offer at least a majority of (i) the Fully Diluted Voting Power (as defined in the Merger Agreement), and (ii)(A) the outstanding Preferred Shares and (B) the Fully Diluted Shares (as defined in the Merger Agreement). The Offer is also conditioned upon the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Merger Agreement also provides, among other things, that upon the terms and subject to the conditions contained therein and in accordance with the Pennsylvania Business Corporation Law (the "PBCL"), as promptly as practicable after the purchase of the Shares pursuant to the Offer and the satisfaction or waiver of the conditions contained therein, Sub will be merged with and into Moore (the "Merger"), with Moore continuing as the surviving corporation in the Merger as a wholly-owned subsidiary of Parent. At the effective time of the Merger (the "Effective Time"), each issued and outstanding Share not tendered in the Offer (other than Shares held by Moore, Parent or any subsidiary of Moore or Parent, and Shares held by shareholders who properly exercise their dissenters' rights under the PBCL), will be converted into the right to receive the Common Share Price or the Preferred Share Price, as applicable, without interest thereon. The Merger Agreement further provides that immediately prior to the Effective Time, all then outstanding stock options granted under Moore's 1994 Stock Option Plan and 1997 Non-Employee Directors' Equity Incentive Plan (the "Options") (1) will become fully vested, (2) the holders of such Options will become entitled to receive a payment in cash from Moore equal to the product of (i) the number of Common Shares subject to their Options and (ii) the excess, if any, of the Common Share Price over the exercise price of such Options, and (3) such Options will be cancelled.

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       The preceding description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which has been filed as Exhibit (c)(1) to the Schedule 14D-1 and is incorporated herein by reference.

       Concurrently with the execution of the Merger Agreement, as required by Parent and Sub, certain shareholders of Moore (including members of the Moore family and all of the Moore's Directors) who are the beneficial owners of approximately 55% of the total voting power of Moore on a fully diluted basis, entered into a Tender and Option Agreement (the "Tender Agreement") with Moore, Parent and Sub pursuant to which such shareholders have agreed, among other things, to grant Parent and Sub an option to purchase the Shares subject thereto upon the occurrence of certain events and to tender in the Offer, and not withdraw therefrom, the Shares owned by such shareholders, as well as any other Moore securities acquired by such shareholders prior to the expiration of the Offer, including pursuant to the exercise of Options.

       The preceding description of the Tender Agreement is qualified in its entirety by reference to the Tender Agreement, a copy of which has been filed as Exhibit (c)(3) to the Schedule 14D-1 and is incorporated herein by reference.

       On January 17, 2000, Moore and Parent issued a joint press release relating to the execution of the Merger Agreement and the Tender Agreement. A copy of this press release has been filed as Exhibit (a)(8) to the Schedule 14D-1 and is incorporated herein by reference. Additionally, on January 21, 2000, Moore and Parent issued a joint press release relating to the commencement of the Offer. A copy of this press release has been filed as Exhibit (a)(9) to the Schedule 14D-1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

       (c) Exhibits

        Exhibit
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        2.1         Agreement and Plan of Merger dated January 16, 2000 among
                    Siemens Energy & Automation, Inc., Malibu Acquisition Corp., and Moore Products Co. (incorporated herein by reference to Exhibit (c)(1) to the Schedule 14D-1).

        3(2) Moore Products Co. By-Laws, as amended through January 14, 2000 (filed herewith).

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       4.1     Tender and Option Agreement, dated January 16, 2000, among
               Siemens Energy & Automation, Inc., Malibu Acquisition Corp., Moore Products Co. and the Shareholders of Moore Products Co. listed on Schedule A thereto (incorporated by reference to Exhibit (c)(3) to the Schedule 14D-1).

       99.1 Joint Press Release of Moore Products Co. and Siemens Energy & Automation, Inc. dated January 17, 2000 (incorporated by reference to Exhibit (a)(8) to the Schedule 14D-1).

       99.2 Joint Press Release of Moore Products Co. And Siemens Energy & Automation, Inc. dated January 21, 2000 (incorporated by reference to Exhibit (a)(9) to the Schedule 14D-1).

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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MOORE PRODUCTS CO.

Date: January 27, 2000        By: /s/ Robert E. Wisniewski
                                 -----------------------------------------------
                                 Robert E. Wisniewski
                                 Secretary and Treasurer

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                                 Exhibit Index
                                 -------------

No.       Description
---       -----------

2.1 Agreement and Plan of Merger dated January 16, 2000 among Siemens Energy & Automation, Inc., Malibu Acquisition Corp., and Moore Products Co. (incorporated herein by reference to Exhibit (c)(1) to the Schedule 14D-1).

3(2) Moore Products Co. By-Laws, as amended through January 14, 2000 (filed herewith).

4.1 Tender and Option Agreement, dated January 16, 2000, among Siemens Energy & Automation, Inc., Malibu Acquisition Corp., Moore Products Co. and the Shareholders of Moore Products Co. listed on Schedule A thereto (incorporated by reference to Exhibit (c)(3) to the Schedule 14D-1).

99.1 Joint Press Release of Moore Products Co. and Siemens Energy & Automation, Inc. dated January 17, 2000 (incorporated by reference to Exhibit (a)(8) to the Schedule 14D-1).

99.2 Joint Press Release of Moore Products Co. And Siemens Energy & Automation, Inc. dated January 21, 2000 (incorporated by reference to Exhibit (a)(9) to the Schedule 14D-1).